UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2019

VERTICAL COMPUTER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28685	65-0393635
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 West Renner Road, Suite 200, Richardson, Texas 75082

(Address of principal executive offices (zip code))

(972) 437-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VCSY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in [sic] Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(i)       Effective June 24, 2019, MaloneBailey, LLP (“MaloneBailey”), resigned as the independent certified public accountants of Vertical Computer Systems, Inc. (the “Registrant”). MaloneBailey’s resignation letter was dated June 24, 2019.

(ii)       MaloneBailey’s report on the Registrant’s financial statements for the fiscal year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to audit scope or accounting principles. However, MaloneBailey’s report did include a paragraph regarding the Registrant's ability to continue as a going concern for the fiscal year ended December 31, 2017.

(iii)       The decision to change accountants was not recommended or approved by the board of directors of the Registrant or the audit committee of the board of directors of the Registrant, as MaloneBailey resigned. The Registrant’s board of directors will continue to recommend and approve the engagement of any new accountant.

(iv)       During the Registrant’s two most recent fiscal years (the years ended December 31, 2017 and 2018) and subsequent interim periods (from January 1, 2019 through the date of MaloneBailey’s resignation), there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. During the Registrant’s two most recent fiscal years (the years ended December 31, 2017 and 2018) and subsequent interim periods (from January 1, 2019 through the date of MaloneBailey’s resignation), MaloneBailey did not advise the Registrant of any of the matters identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-K. except MaloneBailey advised the Registrant that it identified material weaknesses in the Registrant’s internal control over financial reporting, including a lack of internal control over the authorization and approval of expenditures and a lack of a documented policy for the identification, approval and disclosure of related party transactions as well as material weaknesses that have been previously disclosed by management in the Registrant’s Form 10-K for the period ended December 31, 2017, which included an over-reliance upon independent financial reporting consultants for review of critical accounting areas and disclosure of material non-standard transactions, a lack of sufficient segregation of duties, a lack of control procedures that include multiple levels of supervision and review, and consolidation and currency translations are performed manually. The Registrant is in the process of evaluating all material weaknesses that have been identified and, accordingly, will take all appropriate remedial action when reasonably practicable to address these matters.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibit(s)

Exhibit Number	Description	Location
Exhibit 99.1	Consent Letter dated July 1, 2019 from MaloneBailey, LLP	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2019	Vertical Computer Systems, Inc.

	By:	/s/ Richard Wade
	Name:	Richard Wade
	Title:	President and Chief Executive Officer

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